                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                     Case No.:399-02649 THROUGH 399-02680
                                                    ---------------------------
SERVICE MERCHANDISE COMPANY, INC.
---------------------------------
                                           Judge:   PAINE
                                                    ---------------------------

                                           Chapter 11

Debtor(s)

             MONTHLY OPERATING REPORT FOR PERIOD ENDING October 1, 2000
                                                        ---------------

             COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                        ---------------------------------

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing August 28, 2000 and ending October 1, 2000 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                  [X]      Monthly Reporting Questionnaire (Attachment 1)

                  [X]      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                  N/A      Summary of Accounts Receivable (Form OPR-3)

                  [X]      Schedule of Postpetition Liabilities (Form OPR-4)

                  [X]      Statement of Income (Loss) (Form OPR-5)


         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date: October 23, 2000
      ----------------


          DEBTOR-IN-POSSESSION

          By:              /s/ KENNETH A. CONWAY
                           -----------------------------------------------------
          Name and Title:  KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                           -----------------------------------------------------
          Address:         7100 SERVICE MERCHANDISE DRIVE
                           -----------------------------------------------------
                           BRENTWOOD, TENNESSEE 37027
                           -----------------------------------------------------
          Telephone No:    (615) 660-3340
                           -----------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 28, 2000 THROUGH OCTOBER 1, 2000

1. Payroll

                                                                                          WAGES                     TAXES
     OFFICERS                                 TITLE                                 GROSS         NET          DUE        PAID
--------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO                CHIEF EXECUTIVE OFFICER                                 62,688.10    38,065.97    6,500.54   17,693.29
C. STEVEN MOORE           SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                          GENERAL COUNSEL AND SECRETARY                           34,483.63    23,124.93    2,185.87    8,873.68
THOMAS L. GARRETT, JR.    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER       22,554.32    15,855.27           -    6,524.93
CHARLES K. SEPTER         PRESIDENT AND CHIEF OPERATING OFFICER                   48,845.20    30,910.82    3,411.01   13,592.87
ROBERT J. PINDRED         VICE PRESIDENT AND TREASURER                            14,443.50    11,169.63      615.93    2,437.24
JOE M. ELLIOTT            VICE PRESIDENT, PROPERTY ADMINISTRATION                 14,481.75    10,348.53      678.42    2,637.56
KARREN PRASIFKA           ASSISTANT GENERAL COUNSEL VICE PRESIDENT                18,318.90    12,403.86    1,169.98    4,605.56
BILLY STEWART             ASSISTANT TAX VICE PRESIDENT                             9,629.62     7,265.73      310.71    1,226.41
KENNETH A. CONWAY         VICE PRESIDENT AND CONTROLLER                           15,412.15    10,307.91      506.10    1,988.69
ERIC A. KOVATS            SENIOR VICE PRESIDENT, STORES                           27,288.93    18,767.22    1,536.50    6,259.51
ROSE C. SEPTER            SENIOR VICE PRESIDENT, JEWELRY MERCHANDISING            26,558.50    18,380.58    1,647.15    6,414.62
JERRY E. FOREMAN          SENIOR VICE PRESIDENT, MERCHANDISING                    32,111.43    21,588.24    2,022.83    8,169.56

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  August 28, 2000 THROUGH October 1, 2000

2.  INSURANCE

                                                           COVERAGE         POLICY       EXPIRATION       PREMIUM   DATE COVERAGE
TYPE                        NAME OF CARRIER                 AMOUNT          NUMBER          DATE          AMOUNT     PAID THROUGH
---------------------------------------------------------------------------------------------------------------------------------
Property                    Fireman's Fund Insurance Co   $5 Million       CCIPW12011      12/31/00      $1,441,249    12/31/00
                            Royal                         $5 Million       RHD314289       12/31/00        $100,000    12/31/00
                            Westchester Fire              $15 Million      1XA394310       12/31/00         $50,100    12/31/00
                            Allianz Insurance Co          $12 Million      CLP1034720      12/31/00         $20,040    12/31/00
                            TIG Insurance Co              $13 Million     XPT38797667      12/31/00         $32,500    12/31/00
                            Westchester Fire              $20 Million      1XA394311       12/31/00         $10,020    12/31/00
                            Allianz Insurance Co          $30 Million      CLP1034720      12/31/00         $15,030    12/31/00
                            Allianz Insurance Co          $25 Million      CLP1034720      12/31/00          $6,680    12/31/00
Boiler & Machinery          Hartford Steam Boiler         $10 Million       4914539        12/31/00          $8,383    12/31/00
Transit                     Fireman's Fund Insurance Co   $1 Million       CCIMG72820      12/31/00          $8,525    12/31/00
Ocean Cargo                 Fireman's Fund Insurance Co   $10 Million       CR37211        12/31/00         $25,000    12/31/00
Special Crime               Reliance Insurance Co         $25 Million      NFK1951937      05/01/02         $13,458    05/01/02
Crime                       National Union Fire Ins Co    $10 Million       858-0797       03/01/01         $56,505    03/01/01
Fiduciary                   National Union Fire Ins Co    $10 Million      267-81-30       03/01/01         $19,140    03/01/01
Employment Practices
  Liability                 Chubb Insurance Co            $10 Million      81278901A       03/01/01        $130,845    03/01/01
                            Royal Insurance Co            $10 Million      PSF000010       03/01/01         $56,364    03/01/01
Directors & Officers        Continental Insurance Co      $10 Million      300714943       03/01/01        $453,500    03/01/01
                            Chubb Insurance Co            $10 Million      81278902-A      03/01/01        $266,666    03/01/01
                            Royal Insurance Co            $10 Million      PSF000009       03/01/01        $133,000    03/01/01
Umbrella                    Federal Insurance Co          $50 Million       79763295       12/31/01         $63,357    12/31/00
Excess Liability            American Guarantee & Liab     $50 Million     AEC287610700     12/31/00         $25,000    12/31/00
International               Ace American Ins Co           $1 Million       PHF051491       12/31/00          $2,500    12/31/00
Punitive Damages            Chubb Atlantic Indemnity      $50 Million   (00) 3310-05-98    12/31/00         $17,160    12/31/00
Punitive Damages - Excess   Zurich International Bermuda  $50 Million     ZGEB-091 PD      12/31/00          $5,000    12/31/00
General Liability           Ace American Ins Co           $5 Million      XSLG19903254     12/31/00         $11,032    12/31/00
Workers' Compensation       Pacific Employers Ins Co      Statutory       WLRC42662112     12/31/00         $19,978    12/31/00
WC Excess                   Ace American Ins Co           Statutory        XWC011950       12/31/00          $1,601    12/31/00
WC Contractual Indemnity    Illinois Union Insurance Co   Statutory       CTPG19903461     12/31/00          $2,083    12/31/00
WC Nevada                   Ace American Ins Co           Statutory       NWCC42662173     12/31/00          $1,737    12/31/00
Auto                        Pacific Employers Ins Co      $1 Million      ISAH07571008     12/31/00          $2,083    12/31/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 28, 2000 THROUGH OCTOBER 1, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $     7,670
RETAIL SAFE FUNDS                                                        1,945,253

CORPORATE ACCOUNTS                                                       1,773,725

STORE DEPOSITORY ACCOUNTS

FIRST TENNESSEE                                                            533,205
KEY NATIONAL BANK                                                          343,765
BANK OF BOSTON                                                             268,507
BANK OF BOSTON CONNECTICUT                                                 173,115
FIRST UNION                                                              2,305,149
HARRIS TRUST                                                               144,179
BANK ONE LOUISIANA                                                         358,120
ABN - AMRO BANK                                                            198,957
COMERICA BANK                                                              222,651
AM SOUTH                                                                   296,848
BANK OF AMERICA CALIFORNIA                                                 144,274
BANK OF OKLAHOMA                                                           138,203
CHASE BANK OF TEXAS                                                        602,504
SINGLE STORE DEPOSITORY ACCOUNTS                                           291,067
WELLS FARGO BANK                                                           111,720
BANK OF AMERICA                                                            124,106
BANK ONE, IN                                                               196,932
PNC BANK                                                                   568,000
OAK BROOK BANK                                                             488,419

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)      10,134,545
------------------------------------------------------------------
OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                              93,837
OTHER CASH ACCOUNTS                                                        910,868
                                                                       -----------
TOTAL CASH PER GENERAL LEDGER                                          $22,375,619
                                                                       ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 28, 2000 THROUGH OCTOBER 1, 2000

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                      ACTUAL        ACTUAL        ACTUAL        ACTUAL       ACTUAL        TOTAL

                            Monday   08/28/00      09/04/00      09/11/00      09/18/00     09/25/00      08/28/00
                            Sunday   09/03/00      09/10/00      09/17/00      09/24/00     10/01/00      10/01/00
                                     --------      --------      --------      --------     --------     ---------
Receipts:
   Sales receipts                    $ 19,219      $ 17,579      $ 16,688      $ 15,878      $20,319     $  89,683
   Miscellaneous receipts                  --            --           460            --       23,067        23,527
                                     --------      --------      --------      --------      -------     ---------
Total available collections            19,219        17,579        17,148        15,878       43,386       113,210

Disbursements:
   Merchandise disbursements           15,445         9,956        17,877        22,683       17,941        83,902
   Non-merchandise disbursements       13,081        14,379        17,463        21,247       16,628        82,798
                                     --------      --------      --------      --------      -------     ---------
Total disbursements                    28,526        24,335        35,340        43,930       34,569       166,700
                                     --------      --------      --------      --------      -------     ---------
Net receipts/(disbursements)         $ (9,307)     $ (6,756)     $(18,192)     $(28,052)     $ 8,817     $ (53,490)
                                     ========      ========      ========      ========      =======     =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 28, 2000 THROUGH OCTOBER 1, 2000

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   Actual      Forecast     Forecast     Forecast
                                  10/15/00     10/29/00     11/26/00     12/31/00
                                  --------     --------     --------     --------
Ending total revolver balance     $181,822     $234,461     $306,845     $ 81,232
Term loan                           60,000       60,000       60,000       60,000
Standby letters of credit           25,729       25,810       27,269       25,728
Trade letters of credit             25,934       12,888       18,264       21,163
                                  --------     --------     --------     --------
Total extensions of credit         293,485      333,159      412,378      188,123

Borrowing base                     475,709      485,347      535,048      425,549
                                  --------     --------     --------     --------
Availability                      $182,224     $152,188     $122,670     $237,426
                                  ========     ========     ========     ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  August 28, 2000 THROUGH October 1, 2000

4.  Payments to Professionals August 28, 2000 through October 1, 2000

    Vendor #                    Vendor Name                                    Check Amt.   Check Date       Check #
----------------------------------------------------------------------------------------------------------------------
     89708       Deloitte & Touche                                             $77,513.50    08/28/00        50015312
     101606      Service Real Estate Venture                                    $1,702.12    09/07/00        B0022748
     99444       Sitrick & Company                                             $36,613.77    09/08/00        70000012
     99329       Aegis Property Tax Specialists                                $36,613.77    09/08/00        70000012
     101232      E & Y Restructuring                                           $60,249.00    09/15/00        B0022853
     101625      DG Hart Associates                                            $51,869.49    09/15/00        B0022854
     101625      DG Hart Associates                                            $55,312.35    09/15/00        B0022855
     101625      DG Hart Associates                                            $64,152.82    09/15/00        B0022856
     71217       Bass, Berry & Sims                                            $87,889.72    09/15/00        B0022858
     86237       Brusniak, Clement, Harrison & McCool, PC                         $318.63    09/19/00        50017487
     99459       Robert L. Berger & Associates                                 $32,556.83    09/21/00        B0022887
     57117       Deloitte & Touche                                            $106,250.00    09/25/00        50018419
     50995       Brann & Issacson                                                 $157.05    09/25/00        50018434
     48779       Loss, Pavone & Orel                                              $401.50    09/26/00        50018563
     57117       Deloitte & Touche                                             $19,740.24    09/26/00        50018564
     63010       Rives & Peterson                                                 $904.16    09/26/00        50018565
     67017       Barkley & Thompson                                             $6,064.90    09/26/00        50018567
     80443       Coudert Brothers                                                 $671.55    09/26/00        50018568
     80679       McLain & Merritt                                                 $704.61    09/26/00        50018569
     44013       McCarter & English                                            $11,240.20    09/26/00        70000024
     53703       Barron & Stadfeld, PC                                          $1,514.10    09/27/00        50018671
     71403       Seyfarth, Shaw, Fairweather & Geraldson                        $6,266.18    09/27/00        50018673
     97660       Schnader, Harrison, Segal & Lewis                                $495.00    09/27/00        50018678
      2642       Waller, Landsen, Dortch & Davis                                $1,976.32    09/28/00        50019034
     53703       Barron & Stadfeld, PC                                          $4,303.71    09/28/00        50019038
     84573       Buchanan & Ingersoll                                           $3,656.05    09/28/00        50019041
     84740       Taft, Stettinius & Hollister                                     $287.20    09/28/00        50019042
     88778       Kenny, Nachwalter, Seymour, Arnold, Critchlow & Specter          5/15/00    09/28/00        50019043
     94025       Littler, Mendelson, Fastiff, Tichy & Mathiason                   $347.20    09/28/00        50019046
     96684       Jeffrey S. Sherbow                                               $655.14    09/28/00        50019049
     101993      Rothschild, Inc.                                             $110,944.72    09/28/00        B0022934
     98378       Skadden, Arps, Slate, Meagher & Flom                         $448,114.00    09/28/00        B0022935
     99104       Jay Alix & Associates                                        $110,215.41    09/28/00        B0022936
     99391       Otterbourg, Steindler, Houston & Rosen                        $98,024.89    09/28/00        B0022937
     99454       Harwell, Howard, Hyne, Gabbert & Manner, PC                   $28,173.70    09/28/00        B0022938
     102132      E & Y Restructuring                                          $103,396.00    09/28/00        B0022967

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                              OCTOBER 1,       AUGUST 27,
                                                                 2000             2000
                                                             -----------      -----------
ASSETS
Current Assets:
    Cash and cash equivalents                                $    22,376      $    22,000
    Accounts receivable                                            7,906            6,920
    Inventories                                                  523,968          481,408
    Prepaid expenses and other assets                             22,641           14,213
                                                             -----------      -----------
    TOTAL CURRENT ASSETS                                         576,891          524,541
                                                             -----------      -----------
PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                347,253          353,353
    Capitalized leases, net of accumulated amortization           12,921           13,135
                                                             -----------      -----------
                  TOTAL PROPERTY AND EQUIPMENT                   360,174          366,488
                                                             -----------      -----------
    Other assets and deferred charges                             48,865           48,261
    TOTAL ASSETS                                             $   985,930      $   939,290
                                                             ===========      ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Notes payable to banks                                   $   139,485      $    85,923
    Accounts payable                                              77,873           66,305
    Accrued expenses                                             151,250          149,637
    State & local sales tax                                       10,423           12,108
    Current maturities capitalized leases                             88               90
                                                             -----------      -----------
    TOTAL CURRENT LIABILITIES                                    379,119          314,063




Long-Term Liabilities:
    Long-term debt                                                60,000           60,000
    Capitalized lease obligations                                  2,420            2,428
Liabilities Subject To Compromise:
    Accrued restructuring costs                                   42,329           42,359
    Capitalized lease obligations                                 23,229           23,542
    Long-term debt                                               419,465          420,883
    Accounts payable                                             196,787          196,302
    Accrued expenses                                              67,364           68,102
                                                             -----------      -----------
    Total Liabilities Subject To Compromise                      749,174          751,188
    TOTAL LIABILITIES                                          1,190,713        1,127,679
                                                             -----------      -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                  49,954           49,964
    Additional paid-in-capital                                     6,017            6,094
    Deferred compensation                                           (327)            (379)
    Accumulated other comprehensive loss                              --               --
    Retained (deficit) earnings                                 (260,427)        (244,068)
                                                             -----------      -----------
              TOTAL SHAREHOLDERS' (DEFICIT) EQUITY              (204,783)        (188,389)

    TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY     $   985,930      $   939,290
                                                             ===========      ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:AUGUST 29, 2000 THROUGH OCTOBER 1, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 10/01/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: August 28, 2000 THROUGH October 1, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  10/01/2000
FORM OPR-4

                                                         Total
                                                        --------
Trade Accounts Payable (Merchandise)                    $ 77,873


                                                         Total
                                                        --------
Expense & other payables                                $151,250

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 28, 2000 THROUGH OCTOBER 1, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                              Date         Date          Total
                TAXES PAYABLE               Incurred        Due           Due
                                           ---------------------------------------

Federal income tax                       **  Various       Various      7,843,442

State income tax                             Various       Various        (74,921)
                                                                       ----------
                                SUBTOTAL                                7,768,521
                                                                       ----------

Sales/use tax                   SUBTOTAL  *  Various       Various     10,422,644
                                                                       ----------

Personal property tax                     *  Various       Various      3,496,744

Real estate taxes                         *  Various       Various     12,342,194

Inventory taxes                           *  Various       Various              -

Gross receipts/bus. licenses              *  Various       Various          1,956

Franchise taxes                           *  Various       Various        485,031
                                                                       ----------
                                SUBTOTAL                               16,325,925
                                                                       ----------
TOTAL TAXES PAYABLE                                                    34,517,090
                                                                       ==========

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 28, 2000 THROUGH OCTOBER 1, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                  DATE                         TOTAL DUE
                                                INCURRED     DATE DUE     (10/01/00 BALANCE)
                                              -----------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                    04/14/00     04/14/04          $139,485
         Facility standby letters of credit     04/14/00     04/14/04            25,902
         Facility trade letters of credit       04/14/00     04/14/04            30,694
         Term loans                             04/14/00     04/14/04            60,000
                                                                               --------
TOTAL EXTENSIONS OF CREDIT                                                     $256,081
                                                                               ========

ACCRUED INTEREST PAYABLE                                                       $  1,873
                                                                               ========

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                                  ACTIVITY
                                                                               AUGUST 28, 2000
                                                                                   THROUGH
                                                                               OCTOBER 1, 2000
                                                                               ---------------
Net Sales                                                                         $ 83,142

Costs of merchandise sold and buying and occupancy expense                          62,374
                                                                                  --------
Gross margin after cost of merchandise sold and buying and occupancy expenses       20,768

Selling, General and Administrative Expenses:
     Net Employment Expense                                                         20,749
     Net Advertising                                                                 9,097
     Banking and Other Fees                                                          1,244
     Real Estate and Other Taxes                                                     2,156
     Supplies                                                                          946
     Communication and Equipment                                                       367
     Travel                                                                            600
     UCC and Other Services                                                           (361)
     Legal and Professional                                                            342
     Sales and Shipping                                                                 96
     Insurance                                                                         467
     Miscellaneous                                                                    (356)
     Credit Card Services                                                              (52)
                                                                                  --------
Total Selling, General and Administrative Expenses                                  35,295

Other expense/(income), net                                                            (15)

Restructuring charge (credit)                                                           --

Depreciation and amortization                                                        3,611
                                                                                  --------

Earnings (loss) before interest, reorganization items, and income tax              (18,123)

Interest expense - debt                                                              3,270
Interest expense - capitalized leases                                                  288
                                                                                  --------
Earnings (loss) before reorganization items, and income tax                        (21,681)

Reorganization Items:
     Legal and Professional                                                          2,683
     Miscellaneous fees                                                                249
     Loss (Gain) on Disposal of Assets                                              (8,977)
     Close Store Charges                                                               723
                                                                                  --------
     Total Reorganization Items                                                     (5,322)

Earnings (loss) before income tax                                                  (16,359)
     Income tax benefit                                                                 --
     Cumulative Effect of Change in Accounting Principles                               --
                                                                                  --------
Net earnings (loss)                                                               $(16,359)
                                                                                  ========



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